Exhibit 99.2

J.P. MORGAN 34th ANNUAL HEALTHCARE CONFERENCE JANUARY 11, 2016

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. 2 2

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 40,900 staff in the United States. SCALE AND EXPERTISE Leading provider of post-acute services with operations in 46 states and D.C. $3.5 Billion Net Revenue LTM Q3 2015 $377 Million Adjusted EBITDA LTM Q3 2015(1) 10.9% Adjusted EBITDA Margins Founded in 1996 3 Note: (1) See Slide 33 for non-GAAP reconciliation Select Medical Overview

Select Medical’s National Footprint 110 Long-Term Acute Care Hospitals (LTACH) (28 States) 17 Inpatient Rehabilitation Hospitals (8 States) 1,033 Outpatient Rehabilitation Centers (31 States and D.C.) 415 Contract Therapy Locations (28 States and D.C.) 300 Concentra Centers (38 States) 4 3 3 12 2 7 1 4 7 1 13 3 2 2 17 2 1 1 4 24 2 16 2 15 2 20 9 6 93 6 1 2 2 3 26 66 4 3 10 1 11 5 46 29 17 3 15 11 1 59 9 49 2 131 138 1 8 2 45 4 1 3 152 22 1 2 21 2 2 1 21 32 1 45 3 1 2 5 5 13 16 2 6 1 23 16 1 2 2 5 3 1 98 57 10 1 As of 9/30/15 12 1 1 3 17 4 7 2 17 4 12 1 2 7 46 4 2 3 3 12 8 11 3 6 8 14 8 2 6 4 8 18 13 2 5 3 2 2 10 13 1 10 3

Strategy Be the “preferred” provider of post acute care services in our markets Structured relationships to align with patients Partner with academic/major medical institutions Hospital in hospital model in LTACH Experts in our fields – LTACH, Inpatient Rehab, Outpatient Rehab and Occupational Medicine Best in class High quality clinical services Outpatient critical mass Continued growth Rehab JVs Acquisitions within core business lines 5

Long-Term Acute Care Specialty Hospitals

3 2 2 1 1 2 2 2 9 2 3 3 11 5 15 9 1 1 1 3 2 5 2 6 1 5 1 10 Select Medical LTAC Hospitals 7 110 Long-Term Acute Care Hospitals (LTACH) (28 States) As of 9/30/15

LTACH Overview Major provider of LTACH services in U.S. 110 hospitals 80 hospital-in-hospital (2,885 beds); average size 36 beds 29 freestanding (1,601 beds); average size 55 beds 1 managed hospital Ownership of freestanding LTACHs 17 owned 12 leased 8

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 LTACH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which is lesser of; IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost Site Neutral payments phased in over 3 years 9

Impact on Select Positives: Degree of segment certainty with phase-in Select high CMI Hospital-in-hospital strategy Neutral: Moratorium – on new hospitals and beds (with exceptions) through September 30, 2017 Negatives: Potential loss of volume 10

Patient Criteria Phase-In 11 HOSPITALS MOVING TO CRITERIA >>> Note: Hospitals as of 9/30/15 2015 2016 36 HOSPITALS 1,567 BEDS Q4 ‘15 Q1 ‘16 Q2 ‘16 Q3 ‘16 17 HOSPITALS 753 BEDS 37 HOSPITALS 1,343 BEDS 19 HOSPITALS 823 BEDS

Status of LTACHs in Criteria – Q4 ‘15 Number of Hospitals: 16 Post criteria hospitals equal to or above pre-criteria census: 12 Post criteria hospitals below pre-criteria census: 4 % change in census from pre-criteria to post-criteria: (3.4%) Change in ADC from pre-criteria to post-criteria: (18.5) Change in CMI from non-compliant (pre-criteria) to compliant (post-criteria): 25-36 pts. (1) ALL LTACHs % of total compliant patients to total patients(2): 82.7% 12 Based on October and November hospitals (11 hospitals) through December 31, 2015 As of 12/31/15 based on all LTACH patients

Inpatient Rehabilitation Specialty Hospitals

Acquired Kessler Institute in September 2003 The Kessler Rehabilitation network: Three freestanding inpatient rehab hospitals (336 total beds) 88 outpatient rehab clinics Largest licensed rehab hospital in U.S. U.S. News & World Report has recognized Kessler Institute as one of the nation’s best in rehabilitation for the past 20 years. Ranked by U.S. News and World Report among the top one percent of the nation's inpatient rehab hospitals. One of only eight rehab hospitals in the U.S. to receive dual federal designations as a Model System (brain and spinal cord injury). Inpatient Rehabilitation Hospitals 14

Operational Joint Ventures Consolidated Joint Ventures: Non-Consolidating Joint Ventures: Dallas, TX 4 IRFs (220 beds) 2 managed units (33 beds) 52 outpatient clinics Scottsdale, AZ 50 bed IRF Columbus, OH 44 bed IRF Atlanta, GA 56 bed IRF 22 outpatient clinics Hershey, PA 76 bed IRF 22 bed TCU St. Louis, MO 2 IRFs (95 beds) 1 managed unit 47 outpatient clinics Additional services San Antonio, TX 42 bed IRF Harrisburg, PA 55 bed IRF 21 outpatient clinics 15 Cleveland, OH 60 bed IRF (opened Dec. 2015)

JVs Under Construction Los Angeles, CA 138 bed IRF (opening early 2016) Cincinnati, OH 60 bed IRF (opening Q2 2016) Currently managing 2 units with 46 total beds New Orleans, LA 60 bed IRF (opening Q4 2016) Currently managing 1unit with 29 total beds 16

Growing Rehabilitation Network Partner in joint ventures with premier acute care hospitals and systems to build post acute networks 17

Specialty Hospitals Poised for Growth LTACH REHAB 2014 2015 2016 2 new LTACHs 1 new LTACH 3 new LTACHs 1 new LTACH 1 new LTACH Begin phase-in of LTACH patient criteria 18

Outpatient Rehab Clinics Outpatient Rehabilitation

Outpatient Rehabilitation - Industry 1,033 Outpatient Rehabilitation Clinics (31 States and D.C.) Source: Company public filings and websites as of Sept. 30, 2015 Select (1,033) PhysioTherapy Associates (560) USPH (506) ATI (475) 12 7 7 13 2 17 24 15 20 93 1 66 10 46 17 59 8 45 152 2 21 2 21 32 45 13 16 23 3 98 12 131 20

Outpatient Rehab Clinics 42% 13% 22% 23% 21 YEAR 2010 2011 2012 2013 2014 VISITS (000’s) REVENUE PER VISIT $101 4,567 $103 4,470 $103 4,569 $104 4,781 $103 4,971 LTM Q3 ‘15 $103 5,146 CAGR 3.2%

2015 Outpatient Initiatives Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select Payors/Employers Expand hand therapy services to more clinics Expand concussion management program Continued development of start-up clinics 22

Concentra

Concentra acquired 6/01/15 Concentra is the leading provider of occupational health with 475 locations across 43 states $1.0 billion of revenues and $98.4 million of Adjusted EBITDA for 12 months ending 9/30/15 Service lines: Centers: 300 occupational health locations, with some consumer health Onsite Clinics: 141 locations at employer locations CBOCs: 34 Community Based Outpatient Clinics serving Veterans Health Administration patients 24

Post-Acquisition Update Management transition Earnings June – September 2015 Revenue = $345.8M Adjusted EBITDA = $36.8M Adjusted EBITDA margin = 10.6% Identification of $36 million of cost saving synergies 25

Financial Overview

Financial Metric Trends Net Revenue Adjusted EBITDA CAGR 8.2% CAGR 4.4% $2,390 $2,805 $2,949 $2,976 $3,065 $307 $386 $406 $373 $364 ($ in millions) ($ in millions) 27 $3,475 $377 2010 2011 2012 2013 2014 LTM Q3 2015 Hospitals Outpatient Concentra 2010 2011 2012 2013 2014 LTM Q3 2015 Hospitals Outpatient Concentra

Annual Capital Expenditures Accelerated development spending expected 2014-2015 $52 $46 $68 $74 $136 28 $95 ($ in millions) $0 $25 $50 $75 $100 $125 $150 2010 2011 2012 2013 2014 LTM Q3 '15 Maintenance Development

Free Cash Flow Focus on Free Cash Flow Generation ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment See Slide 33 for non-GAAP reconciliation 29 $93 $171 $231 $119 $75 $86 2010 2011 2012 2013 2014 LTM Q3 '15

Financial Policy 30 Highly accretive upon execution of synergies Only in existing and related businesses Execution of put / call to begin end of FY18 (max 33.3% per year) Board decision but none for the foreseeable future MINORITY EQUITY IN CONCENTRA DIVIDENDS USE OF CAPITAL (OPPORTUNISTIC) ACQUISITION STRATEGY STOCK BUYBACK Stock buybacks will continue to be opportunistic To be funded with cash or stock

Financial Guidance Net Revenue $4,000M - $4,200M Adjusted EBITDA $470M - $510M Adjusted EPS $0.72 - $0.91 31 2016

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) 33 2010 2011 2012 2013 2014 Q3 ’14 YTD Q3 ’15 YTD LTM Q3 ’15 Net Income $82 $113 $154 $123 $128 $100 $110 $138 (+) Income tax 42 71 90 75 76 64 65 77 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries 1 (3) (8) (2) (7) (4) (13) (16) (+/-) Other expense / (income) (1) - - - - - - - (+) Interest expense, net 112 99 95 87 86 65 80 101 (-/+) (Gain) / Loss on debt retirement - 31 6 19 2 2 - - (+) (Gain) on Equity Investment (30) (30) (+) Concentra acquisition costs 5 5 (+) Depreciation and Amortization 69 71 63 64 68 51 71 88 (+) Stock Based Compensation 2 4 6 7 11 7 10 14 Adjusted EBITDA $307 $386 $406 $373 $364 $285 $298 $377 Net Cash Provided by Operating Activities $145 $217 $299 $193 $170 $151 $203 $222 (-) Purchase of Property and Equipment 52 46 68 74 95 73 114 136 Free Cash Flow $93 $171 $231 $119 $75 $78 $89 $86

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